Exhibit 99.3

EXECUTION COPY

AMENDMENT AND WAIVER

This Amendment and Waiver (the “Amendment and Waiver”) is entered into by and between BIO-KEY INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), and the undersigned holders of Subordinated Convertible Promissory Notes of the Borrower (sometimes hereinafter collectively referred to as the “Lenders”), and is effective as of the 23rd day of January, 2006.

WHEREAS, the Borrower issued Subordinated Convertible Promissory Notes in the aggregate original principal amount of $5,338,221 on September 29, 2004 (the “September 2004 Notes”) to certain of the Lenders which are payable in full on September 29, 2007;

WHEREAS, the Borrower issued Subordinated Convertible Promissory Notes in the aggregate original principal amount of $3,244,723 on May 31, 2005 (the “May 2005 Notes”) to certain of the Lenders which are payable in full on May 31, 2008 (the September 2004 Notes and the May 2005 Notes are collectively referred to as the “Notes” and capitalized terms not otherwise defined herein have the meanings given to them in the Notes);

WHEREAS, the parties now wish to amend the Notes to as provided for herein;

WHEREAS, the parties have also agreed to reset the exercise price of certain warrants held by the Lenders to purchase shares of the Borrower’s common stock to $1.00 per share;

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       Amendment of the Notes.  The parties hereby agree to amend the Notes as follows: (i) the Maturity Date of Notes shall be extended to January 1, 2009; (ii) the Interest Rate under the Notes shall be fixed at fifteen percent (15%); (iii) all Principal Amounts shall be due at the Maturity Date and shall be paid in shares of Common Stock priced at $0.70 per share (subject to adjustment as provided in the Notes) if the average closing price of the Common Stock as reported by Bloomberg, L.P. on the Principal Market for the thirty (30) trading days immediately preceding the Maturity Date is greater than $1.10 (otherwise such payment shall be made in cash); (iv) Section 2.1 of the Notes is amended to provide that interest under the Notes shall be paid, at the Borrower’s election, in cash or in shares of Common Stock, with the Common Stock priced at the average closing price of the Common Stock of the Borrower as reported by Bloomberg L.P. on the Principal Market for the ten (10) trading days immediately preceding such Repayment Date; (v) Section 2.1(a) of the Notes is amended to provide that the currently applicable Fixed Conversion Price under the Notes shall be $0.70 per share.  Notwithstanding the foregoing, the limitations set forth in Section 3.2 of the Notes and the provisions for adjustments, if any, to the Fixed Conversion Price shall continue to apply.

2.                                       Reset of Warrant Exercise Price.  The Borrower hereby agrees to reset the exercise price of all warrants held by the Lenders, that currently have an exercise price greater than $1.00 per share, to $1.00 per share.

3.                                       Representations.

(a)                                  Each Lender represents and warrants for to the Borrower that it will not engage in short sales of the Borrower’s Common Stock following the date hereof.

(b)                                 This Amendment and Waiver, including but not limited to the issuance of securities contemplated hereunder (the “Securities”), is made with each Lender in reliance upon such Lender’s representation to the Borrower, which by each Lender’s execution of this Amendment and Waiver, such Lender hereby confirms, that the Securities to be acquired by such Lender will be acquired for investment for Lender’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Amendment and Waiver, each Lender further represents that such Lender does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.  Each Lender has not been formed for the specific purpose of acquiring the Securities.  Each Lender agrees and acknowledges for itself that it has had an opportunity to discuss the Borrower’s business, management, financial affairs and the terms and conditions of the offering of the Securities with the Borrower’s management on a confidential basis.  Each Lender understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Lender’s representations as expressed herein.  Each Lender understands that the Securities issued to it are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Lender must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Each Lender hereby represents and warrants to the Borrower that it is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder.  Each Lender acknowledges that the Borrower has no obligation to register or qualify the Securities for resale except as is otherwise set forth in this Amendment and Waiver and the Registration Rights Agreement (as defined herein below).  Each Lender further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Borrower which are outside of such Lender’s control, and which the Borrower is under no obligation and may not be able to satisfy.

(c)                                  The Borrower acknowledges that all of the Common Stock issuable upon the conversion of the Notes shall be deemed to have been acquired at the same time as the Notes for purposes of Rule 144 under the Securities Act of 1933, as amended.

4.                                       Available Shares; Registration Rights.  The Lenders acknowledge that upon the consummation of the amendments to the Notes contemplated hereby, the Borrower may not have a sufficient number of shares of its Common Stock available to pay the Principal Amounts and interest under the Notes, as amended, with Common Stock.  However, the Borrower intends to hold a shareholders meeting on or about February 22, 2006 at which the Borrower will seek shareholder approval for an increase in the number of its authorized shares of Common Stock to enable it to have a sufficient number of shares of its Common Stock to satisfy its obligations under the Notes, as amended, with Common Stock.  Within five (5) business days of that shareholders meeting, the Borrower will amend its registration statements filed with the Securities and Exchange Commission with respect to the securities underlying the Notes to account for the additional securities that may be issued as a result of the agreements herein (the “Additional Securities”).  All Additional Securities that are available for issuance to the Lenders prior to such increase in the number of the Borrower’s authorized shares of Common Stock will be allocated amongst the Lenders pro rata based on the outstanding Principal Amounts due to them under the Notes.  Sections 2(b)(i) and (ii) of the Registration Rights Agreement between the Borrower and the Lenders shall not apply to the Additional Securities so long as such registration statements are declared effective by the Securities and Exchange Commission by April 30, 2006.

5.                                       Conversion Price.  Each Lender hereby unconditionally and irrevocably waives the provisions of (x) Section 3.4(b)(C) of each Note held by it regarding any adjustment of the Fixed Conversion Price (as defined in each such Note) or (y) any antidilution provisions under any warrant to purchase the Borrower’s securities held by the Lender that would otherwise be caused as a result of the issuance of (i) 150,000 shares to Laurus Master Fund, Ltd. on or about the date hereof, (ii) the convertible preferred stock in the aggregate amount of approximately $1,000,000, convertible into the Borrower’s common stock at $0.70 per share, and warrants to purchase 500,000 shares of the Borrower’s common stock at an exercise price of $1.00 per share issued on or about the date hereof, (iii) the adjustment of the conversion price of the subordinated convertible notes issued by the Borrower in September 2004 and May 2005 to $0.70 per share, (iv) the reset of the exercise price to $0.70 per share of all warrants previously issued by the Borrower to Jesup &. Lamont as consideration for its services to the Borrower in connection with the transactions contemplated hereby and (v) the reset of the conversion price of the Borrower’s Series A Preferred Stock to $0.70.  The waiver contained in this Section 5 relates exclusively to the securities described herein, and shall not apply to any other subsequent issuances of or amendments to any other securities by the Borrower.

6.                                       Waiver of Penalties.  Each Lender that hereby agrees to waive all penalties arising out of Section 2(b)(ii) of the Registration Rights Agreements between the Borrower and such Lenders dated May 31, 2005 and September 29, 2004; provided that the Registration Statements described therein, which must include the Additional Securities, are declared effective by the Securities and Exchange Commission by April 30, 2006.

7.                                       Securities Purchase Agreement.  Each of the undersigned hereby acknowledges and consents to the Borrower entering into the Securities Purchase Agreement dated on or about the date hereof by and among the Borrower, The Shaar Fund, Ltd., Longview Fund, L.P. and the other purchasers party thereto (collectively, the “Subordinated Purchasers”) and the transactions contemplated hereby, pursuant to which the Company will issue Convertible Term Notes in the aggregate principal amount of $1,000,000 that are convertible into shares of Series B Convertible Preferred Stock and Warrants to purchase up to an aggregate of 500,000 shares of the Borrower’s common stock to the Subordinated Purchasers.

8.                                       No Other Amendments.  Except as expressly set forth in this Amendment and Waiver, no other term or provision of any of the Notes is hereby amended or affected in any way, and the Notes shall remain in full force and effect after the date hereof.

9.                                       Governing Law.  This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

10.                                 Facsimile Signatures; Counterparts.  This Amendment and Waiver may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as a sealed instrument as of the date set forth in the first paragraph hereof.

BIO-KEY INTERNATIONAL, INC.

By:
Thomas J. Colatosti
Co-Chief Executive Officer

The Shaar Fund, Ltd.

By:
Name:
Title:

Longview Equity Fund, LP

By:
Name:
Title:

Longview Fund, LP

By:
Name:
Title:

Longview International Equity Fund, LP

By:
Name:
Title:

Longview Special Finance (LH Financial)

By:
Name:
Title:

Etienne Des Roys

By:
Name:
Title:

Eric Haber

By:

Cordillera Fund, L.P. (Andrew Carter Capital)

By:
Name:
Title:

Investors Management Corporation

By:
Name:
Title:

The Tocqueville Fund

By:
Name:
Title:

Tocqueville Amerique Value Fund

By:
Name:
Title:

Mason Sexton IRA

By:
Name:
Title:

Douglass Bermingham

By:

Albert Fried

By:

The CCJ Trust

By:
Name:
Title: